                      CLASS B COMMON STOCK PURCHASE WARRANT

THIS WARRANT HAS BEEN, AND THE SHARES OF CLASS B COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "SHARES") WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE SHARES (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

                             EXE TECHNOLOGIES, INC.

           WARRANT TO PURCHASE 375,000 SHARES OF CLASS B COMMON STOCK

                                   ----------

         THIS CERTIFIES THAT, for value received, 52nd Street Associates, Inc., a Delaware corporation (the "HOLDER"), is entitled to subscribe for and purchase from EXE TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), 375,000 shares (as adjusted pursuant to Section 3 hereof) of the fully paid and nonassessable Class B Common Stock, $0.01 par value (the "SHARES"), of the Company at the price of $4.00 per share (the "EXERCISE Price") (as adjusted pursuant to Section 3 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

         1.       METHOD OF EXERCISE; PAYMENT.
                  ---------------------------

                  (a) EXERCISE PERIOD. The purchase rights represented by this Warrant may be exercised by the Holder during the term of this Warrant (as set forth in Section 12 hereof), in whole or in part, at any time after the date of issuance by the surrender of this Warrant (with the notice of exercise form (the "NOTICE OF EXERCISE") attached hereto as EXHIBIT A duly executed) at the principal office of the Company, pursuant to the following schedule: this Warrant may be exercised in whole or in part at any time on or after November 19, 1999.

                  (b) CASH EXERCISE. This Warrant may be exercised by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of the Shares being purchased, at the election of the Holder, by wire transfer or certified check payable to the order of the Company. Subject to
Section 11 hereof, the person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

                  (c)      NET ISSUE EXERCISE.
                           ------------------

                           i) In lieu of exercising this Warrant pursuant to
Section 1(b) above, the Holder may elect to receive a number of Shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with Notice of Exercise indicating the method of exercise. In such event, the Company shall issue to the Holder a number of Shares computed using the following formula:

                  X = Y (A-B)
                      -------
                         A

Where  X        =        the number of Shares to be issued to the Holder.

       Y        =        the number of Shares subject to this Warrant (or the
                         portion thereof being canceled).

       A        =        the fair market value of one share of the Company's
                         Common Stock.

       B        =        the Exercise Price (as adjusted to the date of such
                         calculation).

                  (d) FAIR MARKET VALUE. For purposes of this Section 1, the fair market value of the Company's Common Stock shall mean:

                           i) The average of the closing bid and asked prices of
the Company's Common Stock quoted in the over-the-counter market summary or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of THE WALL STREET JOURNAL for the ten trading days prior to the date of determination of fair market value; or

                           ii) If the Company's Common Stock is not traded
over-the-counter or on an exchange, fair market value of the Class B Common Stock per share shall be the price per share as determined reasonably and in good faith by the Company's Board of Directors. Receipt and formal acknowledgment by a duly authorized representative of the Holder of the Shares issued upon exercise of this Warrant by the Holder shall be conclusively deemed to be an acknowledgment and acceptance of any such fair market value determination by the Company's Board of Directors as the final and binding determination of such value for purposes of this Warrant.

                  (e) STOCKHOLDERS AGREEMENT. Prior to the Company effecting any exercise of this Warrant, the Holder shall execute a Stockholders Agreement ("Stockholders Agreement") as mutually agreed by the parties based upon the sample attached in Exhibit B hereto, which the Company represents is consistent with the Stockholders Agreements signed by other minority stockholders in the Company.

                  (f) STOCK CERTIFICATES. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Class B Common Stock so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

         2. STOCK FULLY PAID; RESERVATION OF SHARES. All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges with respect to the issuance thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Class B Common Stock to provide for the exercise of the rights represented by this Warrant.

         3. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. Subject to the provisions of Section 11 hereof, the number and kind of Shares purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                  (a) RECLASSIFICATION, CONSOLIDATION OR MERGER. In case of any reclassification of the Class B Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger with another corporation in which the Company is a continuing corporation and in which the Company's shareholders immediately preceding such consolidation or merger own at least 50% of the voting securities of the Company following such consolidation or merger and which does not result in any reclassification of the Shares issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation as the case may be, shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the Shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, sale of all or substantially all of the Company's assets or merger by a holder of an equivalent number of shares of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 3. The provisions of this subsection (a), subject to Section 11 hereof, shall similarly apply to successive reclassifications, consolidations, mergers, and the sale of all or substantially all of the Company's assets.

                  (b) STOCK SPLITS, DIVIDENDS AND COMBINATIONS. In the event that the Company shall at any time subdivide the outstanding shares of Class B Common Stock, or shall issue a stock dividend on its outstanding shares of Class B Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Class B Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

                  (c) CERTAIN EVENTS. If any change in the outstanding Class B Common Stock of the Company or any other event occurs as to which the other provisions of this Section 3 are not strictly applicable or if strictly applicable would, in the good faith judgment of the Board of Directors of the Company, not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Exercise Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Exercise Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

         4.       NOTICES.
                  -------

                  (a) Upon any adjustment of the Exercise Price and any increase or decrease in the number of Shares purchasable upon the exercise of this Warrant in accordance with Section 3 hereof, then, and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company which notice shall be signed by the Company's Chief Financial Officer and state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each and the factors upon which such calculations are based.

                  (b) Any written notice by the Company required or permitted hereunder shall be given by hand delivery or first class mail, postage prepaid, addressed to the Holder at the address shown on the books of the Company for the Holder.

         5.       OTHER NOTICES.  If at any time:
                  -------------

                  (a) the Company shall declare any cash dividend upon its Class B Common Stock;

                  (b) the Company shall declare any dividend upon its Class B Common Stock payable in stock or make any special dividend to the holders of its Class B Common Stock;

                  (c) there shall be any capital reorganization or reclassification of the capital stock of the Company; or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation;

                  (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

                  (e) there shall be any public offering of the Company's securities;

then, in any one or more of said cases, the Company shall give, by fax or first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (a) at least thirty
(30) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or public offering, at least thirty (30) days' prior written notice of the date when the same shall take place; PROVIDED, however, that the Holder shall make reasonable best efforts attempt to respond to such notice as early as possible after the receipt thereof; and PROVIDED further that the Company shall be required to give prior written notice at least fifteen (15) days in advance of any action contemplated by Sections 5(a), 5(b) and 5(e) above. Any notice given in accordance with the foregoing sentence shall also specify, in the case of any such dividend or distribution, the date on which the holders of Common Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the holders of Class B Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, conversion or public offering, as the case may be.

         6. TRANSFER OF WARRANT. This Warrant may only be transferred in compliance with federal and state securities laws and, except as provided below, may not be transferred except with the prior written consent of the Company, which shall not be unreasonably withheld or delayed, and any purported transfer without such prior written consent shall be null and void; PROVIDED, however, that the Company may withhold its consent to transfer or assignment of this Warrant to any person or entity who is deemed to be a competitor or prospective competitor of the Company, such determination to be made in the reasonable judgment of the Board of Directors of the Company. Notwithstanding the foregoing, Holder may freely transfer this Warrant or portion thereof, subject to compliance with federal and state securities laws, (i) to subsidiaries and affiliates of Holder, or (ii) at any time after the 180-day period following the closing of an initial firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "INITIAL PUBLIC OFFERING"). The Holder of the Warrant shall be responsible for any Stock transfer taxes payable in connection with the transfer of this Warrant.

         7. CONDITION TO EXERCISE OF WARRANT. Each certificate evidencing the Shares issued upon exercise of this Warrant shall be stamped or imprinted with a legend substantially in the following form and any additional legends required by the Stockholders Agreement:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

         8. FRACTIONAL SHARES. No fractional shares of Class B Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

         9. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Holder as follows:

            (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

            (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

            (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company's Certificate of Incorporation, a true and complete copy of which has been delivered to the original Holder of this Warrant; and

            (d) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation or Bylaws, as amended.

         10. REPRESENTATIONS AND WARRANTIES BY THE HOLDER. The Holder represents and warrants to the Company as follows:

            (a) This Warrant is being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the

Securities Act. Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the Shares issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

                  (b) The Holder understands that the Warrant and the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempted from such registration. The Holder further understands that the Shares have not been qualified under any applicable state securities laws by reason of their issuance in a transaction exempt from the qualification requirements of any such laws and which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent expressed in this Section 10.

                  (c) The Holder has such knowledge and experience in financial and business matters generally and has such knowledge of the Company that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

                  (d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

                  (e) The Holder is an accredited investor within the meaning of Regulation D promulgated under the Securities Act of 1933.

         11. RIGHTS OF SHAREHOLDERS. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Class B Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable and any applicable taxes shall have been paid, as provided herein.

         12. EXPIRATION OF WARRANT. This Warrant shall expire and shall no longer be exercisable as of 5:00 p.m., Eastern time, on November 19, 2003, or as of 5:00 p.m., Eastern time, two (2) years after the Company's Initial Public Offering, whichever is earlier.

         13. REGISTRATION RIGHTS. The Company hereby grants piggyback registration rights junior to existing rights holders ("Existing Holders") but on a PARI PASSU basis with any future holders of piggyback registration rights under the Second Amended and Restated Registration Rights Agreement dated September 29, 1999 (as the same shall be amended from time to time, the "Rights Agreement") and consistent with (but still junior to) the piggyback registration rights in that agreement. The Company and the Holder of this Warrant will enter into a separate definitive registration rights agreement as consistent as reasonably possible with the relevant provisions of the Rights Agreement as promptly as reasonably practicable after issuance of this Warrant. Such registration rights shall not apply to the Company's Initial Public Offering. The Holder of this Warrant shall be cutback from participation in any offering prior to any cutbacks from Existing Holders. To the extent Holder becomes a party to the Rights Agreement, no waiver or amendment of any such Rights Agreement shall have any effect on any Holder of this Warrant unless such holder or holders have agreed to such waiver or amendment in writing. The registration rights granted to each Holder shall terminate as to such Holder at such time as the Holder shall be able to sell all such Holder's shares within one three-month period pursuant to Rule 144.

         14. LOCK-UP. In connection with the Company's Initial Public Offering of its common stock, each Holder hereby agrees to enter into a market standoff agreement in form and substance substantially similar to a market standoff agreement entered into by all of the officers, directors, and greater than five percent shareholders of the Company; provided, that under no circumstances shall any Holder be bound by such agreement (except partially, if applicable) after the first holder of the Company's securities with holdings at least as great as the Holder of this Warrant that has entered into a market standoff agreement has been released, either completely or partially, from such a market standoff agreement.

         15.      MISCELLANEOUS.
                  -------------

                  (a) This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such State.

                  (b) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

                  (c) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of any permitted holder or holders hereof and of the Shares issued or issuable upon the exercise hereof.

                  (d) This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                  (e) The Company shall not, by amendment of its Certificate of Incorporation, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

                  (f) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to the holder of record, in lieu thereof, a new Warrant of like date and tenor.

                  (g) This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Holder.

                  (h) Receipt of this Warrant by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

         16.      NOTICES.
                  -------

                  Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at: c/o Virginia L. Molino, 55 East

52nd Street, 21st Floor, New York, NY 10022 or to such other address as shall have been furnished to the Company in writing by the holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Company at: 8787 Stemmons Freeway, Dallas, Texas 75247, Attention: Chief Financial Officer, with a copy to EXE Technologies, Inc., 300 Baldwin Tower Boulevard, Eddystone, PA 19022, Attention: General Counsel or to such other address as shall have been furnished in writing to the holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

                             [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

         Issued as of the 19th day of November, 1999.

                                 EXE TECHNOLOGIES, INC.

                                 By:  /s/  Michael Burstein
                                    -------------------------------------

                                 Name:  Michael Burstein
                                      -----------------------------------

                                 Title:  SVP - Chief Financial Officer
                                       ----------------------------------
ACKNOWLEDGED AND ACCEPTED:

By: /s/ Gregory W. Hughes

Name:   Gregory W. Hughes
     ___________________________________

Title: Principal
     ___________________________________

Warrant Holder:  52nd Street Associates, Inc.
Address:  c/o Virginia L. Molino
            55 East 52nd Street, 27th Floor
            New York, NY  10022

Telephone: 212-446-7000
Fax: 212-759-1954

                                    EXHIBIT A
                               NOTICE OF EXERCISE

TO:      EXE TECHNOLOGIES, INC. [ADDRESS]



         1. In lieu of exercising the attached Warrant for cash or check, the undersigned hereby elects to effect the net issuance provision of Section 1(c) of this Warrant and receive _________ (leave blank if you choose Alternative No. 2 below) shares of Class B Common Stock pursuant to the terms of this Warrant. (Initial here if the undersigned elects this alternative). _______.

         2. The undersigned hereby elects to purchase ______ (leave blank if you choose alternative No. 1 above) shares of Class B Common Stock of EXE TECHNOLOGIES, INC. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

         3. Please issue a certificate or certificates representing said shares of Class B Common Stock in the name of the undersigned or in such other name as is specified below:

                                    ---------------------------------
                                                  (Name)

                                    ---------------------------------

                                    ---------------------------------
                                               (Address)

         4. [APPLICABLE ONLY IF THE SHARES OF CLASS B COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT ARE NOT REGISTERED FOR RESALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED] The undersigned hereby represents and warrants that the aforesaid shares of Class B Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares, and that all representations and warranties of the undersigned set forth in Section 10 of the attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned agrees to execute an Investment Representation Statement in a form to be mutually agreed by the parties.

                                           --------------------------------
                                                  (Signature and Date)

                                           Title:
                                                  -------------------------

                                                                       Exhibit B

                          SAMPLE STOCKHOLDERS AGREEMENT

                  THIS STOCKHOLDERS AGREEMENT, dated as of ______________________ (this "Agreement"), is between EXE Technologies, Inc., a Delaware corporation (the "Company"), and 52nd Street Associates (the "Stockholder").

                  WHEREAS, the Stockholder owns, or is acquiring in connection with the execution of this Agreement, shares of Class B Common Stock, par value $.01 per share, of the Company together with any securities into which such shares may be converted or for which such shares may be exchanged (the "Shares").

                  WHEREAS, the parties hereto wish to restrict the transfer of the Shares and to provide for, among other things, first offer, bring-along and certain other rights under certain conditions.

                  NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                  1.       RESTRICTIONS ON TRANSFER OF SHARES.
                           ----------------------------------

                           1.1 PERMITTED TRANSFERS. Notwithstanding anything to
the contrary contained in this Agreement, but subject to Sections 1.2 and 1.3, the Stockholder may transfer all or a portion of its Shares to its subsidiaries and affiliates (a "Permitted Transferee"). A Permitted Transferee of Shares pursuant to this Section 1.1 may transfer its Shares pursuant to this Section
1.1 only to the transferor Stockholder or to a Person that is a Permitted Transferee of such transferor Stockholder. Notwithstanding anything to the contrary contained in this Agreement, if any Permitted Transferee of a Stockholder to whom or which Shares have been transferred in accordance with this Section 1.1 ceases to be a Permitted Transferee of such Stockholder, then, prior to such event, such Stockholder may repurchase such Shares or, if such Stockholder does not wish to repurchase such Shares, then such Permitted Transferee shall offer such Shares to the Company, its designee, or assignee in accordance with Section 2.2.

                           1.2 PERMITTED TRANSFER PROCEDURES. If any Stockholder
wishes to transfer Shares to a Permitted Transferee under Section 1.1, such Stockholder shall give notice to the Company of its intention to make any transfer permitted under Section 1.1 not less than ten (10) days prior to effecting such transfer, which notice shall state the name and address of each Permitted Transferee to whom such transfer is proposed and the number of Shares proposed to be transferred to such Permitted Transferee.

                           1.3 TRANSFERS IN COMPLIANCE WITH LAW; SUBSTITUTION OF
TRANSFEREE. Notwithstanding any other provision of this Agreement, no transfer may be made pursuant to this Section 1 or Section 2 unless (a) the transferee has agreed in writing to be bound by the terms and conditions of this Agreement (whereupon such transferee shall be substituted for, and shall enjoy the same rights and be subject to the same obligations, as its, his, or her predecessor hereunder) and (b) the transfer complies in all respects with the applicable provisions of this Agreement and (c) the transfer complies in all respects with applicable federal and state securities laws, including, without limitation, the Securities Act. Upon becoming a party to this Agreement, the Permitted Transferee of a Stockholder shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, the transferring Stockholder hereunder with respect to the Shares transferred to such Permitted Transferee.

                  2.       RIGHT OF FIRST OFFER AND BRING-ALONG RIGHTS.
                           -------------------------------------------

                           2.1 PROPOSED VOLUNTARY TRANSFERS.

                           2.1.1 OFFERING NOTICE. Subject to Section 1, if the
Stockholder (the "Selling Stockholder") wishes to transfer all or any portion of its, his, or her Shares to any person or other entity (other than to a Permitted Transferee or other than to a competitor of EXE, including without limitation, Catalyst, Manhattan Associates, McHugh Corporation and Optum, to whom transfers shall be prohibited (the "Prohibited Transferees") (a "Third Party Purchaser"), such Selling Stockholder shall offer such Shares first to the Company, by sending written notice (the "Offering Notice") to the Company, which shall state
(a) the number of Shares proposed to be transferred (the "Offered Securities") and (b) the proposed purchase price per Share which the Selling Stockholder is willing to accept (the "Offer Price"). Upon delivery of the Offering Notice, such offer shall be irrevocable unless and until the rights of first offer provided for herein shall have been waived or shall have expired.

                           2.1.2 OPTION: EXERCISE. For a period of sixty (60)
days after the giving of the Offering Notice pursuant to Section 2.1.1 (the "Option Period"), the Company and/or the Designees shall have the right (the "Option") to purchase all of the Offered Securities at a purchase price equal to the Offer Price and upon the terms and conditions set forth in the Offering Notice. The right of the Company and/or its Designees to purchase any or all of the Offered Securities under this Section 2.1.2 shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 60-day period referred to above, to the Selling Stockholder, which notice shall state the purchaser of the Shares and the number of Offered Securities proposed to be purchased by such purchaser. The failure of the Company and/or the Designees, if any, to respond within such 60-day period shall be deemed to be a waiver of the Company's and the Designees' rights under this Section 2.1.2, PROVIDED that the Company and/or the Designees may waive their rights under this
Section 2.1.2 prior to the expiration of such 60day period by giving written notice to the Selling Stockholder.

                           2.1.3 CLOSING. The closing of the purchase of Offered
Securities subscribed for by the Company and/or the Designees under Section
2.1.2 shall be held at the principal office of the Company at 11:00 a.m., local time, on the seventy-fifth (75th) day after the giving of the Offering Notice pursuant to Section 2.1.1 or at such other time and place as the parties to the transaction may agree. At such closing, the Selling Stockholder shall deliver certificates representing the Offered Securities, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Offered Securities shall be free and clear of any Liens (other than those arising hereunder and those attributable to actions by the purchasers) and the Selling Stockholder shall so represent and warrant, and further represent and warrant that it, he, or she is the sole beneficial and record owner of such Offered Securities. The Company and/or the Designees, shall deliver at the closing payment in full in immediately available funds for the Offered Securities purchased by it, him or her. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

                           2.1.4 SALE TO A THIRD PARTY PURCHASER. If neither the
Company nor the Designees elect to purchase all, but not less than all, of the Offered Securities under Section 2.1.2, the Selling Stockholder may, subject to
Section 2.3 sell the Offered Securities to a Third Party Purchaser on the terms and conditions set forth in the Offering Notice; PROVIDED, HOWEVER, that such sale is bona fide and made pursuant to a contract entered into within forty-five
(45) days of the earlier to occur of (a) the waiver by the Company and/or the Designees of their respective options to purchase the Offered Securities and (b) the expiration of the Option Period (the earlier of such dates being referred to herein as the "Contract Date"); and PROVIDED FURTHER, that such sale shall not be consummated unless and until all of the following conditions are met:

                                (a) The Selling Stockholder shall deliver to the
Company a certificate of a Third Party Purchaser, in form and substance reasonably satisfactory to the Company, stating that (i) such Third Party Purchaser is aware of the rights of the Company, contained in Section 2.1 and
(ii) prior to the purchase by such Third Party Purchaser of any of such Offered Securities, such Third Party Purchaser shall become a party to this Agreement and agree to be bound by the terms and conditions hereof in accordance with
Section 1.3 hereof; and

                                (b) A Third Party Purchaser shall have furnished
evidence satisfactory to the Company, in its reasonable judgment, as to the financial ability of such Third Party Purchaser to consummate the proposed purchase.

If such sale is not consummated within forty-five (45) days of the Contract Date for any reason, then the restrictions provided for herein shall again become effective, and no transfer of such Offered Securities may be made thereafter by the Selling Stockholder without again offering the same to the Company, in accordance with this Section 2.1.

                           2.2      BRING ALONG RIGHT.
                                    -----------------

                                    If General Atlantic Partners 41, L.P., a
Delaware limited partnership ("GAP LP"), GAP Coinvestment Partners, L.P., a New York limited partnership ("GAP Coinvestment"), Lyle Baack, Nigel Bahadur, Adam Belsky and Raymond Hood (the "EXE Stockholders" and collectively with GAP LP and GAP Coinvestment, the "Major

Stockholders") shall have received a bona fide offer from a person or other entity that is not an affiliate of a Major Stockholder (or shall have entered into a bona fide written agreement with such person or entity) relating to the sale to such person or entity of all or substantially all of the issued and outstanding securities of the Company held by the Major Stockholders (the "Sale"), the Major Stockholders shall be entitled to deliver a notice (a "Buyout Notice") to the Stockholder stating that they propose to effect (or cause the Company to effect) such transaction, and specifying the name and address of the proposed parties to such transaction, the consideration payable in connection therewith, and attaching a copy of all writings between the Major Stockholders (or the Company) and the other parties to such transaction necessary to establish the terms of such transaction. The Stockholder agrees that, upon receipt of a Buyout Notice, it, he, or she shall be obligated to sell the Shares held by it, him, or her and to use its, his or her best efforts to cause the Shares owned by their Permitted Transferees to be sold upon the terms and conditions of such transaction (and otherwise take all necessary action to cause the Company to consummate the proposed transaction, including voting such Shares in favor of such transaction), PROVIDED, that, the Stockholder shall only be obligated as provided above in this Section 2.2 if the Stockholder and its, his, or her Permitted Transferee receives the same per Share consideration as the Major Stockholders and all other stockholders selling shares of the Company in the Sale.

                  3. RESTRICTIONS ON PUBLIC SALE BY HOLDERS. If and to the extent requested by the Company or other holders of Company securities exercising registration rights, as the case may be, in the case of a non-underwritten public offering, or if and to the extent requested by the underwriter, in the case of an underwritten public offering, Stockholder agrees not to effect any public sale or distribution of any Shares or of any securities convertible into or exchangeable or exercisable for such Shares, including a sale pursuant to Rule 144 under the Securities Act, during the 90-day period (180-day period in the case of an Initial Public Offering) beginning on the effective date of such Registration Statement.

                  4.       MISCELLANEOUS.
                           -------------

                           4.1 STOCK CERTIFICATE LEGEND. A copy of this
Agreement shall be filed with the Secretary of the Company and kept with the records of the Company. Each certificate representing Shares now held or hereafter acquired by any Stockholder shall for as long as this Agreement is effective bear legends substantially in the following forms:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE

                  REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                  THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A "TRANSFER") AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE STOCKHOLDERS AGREEMENT, DATED __________, 2000, BETWEEN EXE TECHNOLOGIES, INC. (THE "COMPANY") AND THE STOCKHOLDER NAMED THEREIN, A COPY OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE STOCKHOLDERS AGREEMENT.


                           4.2 NOTICES. All notices, demands or other
communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first class mail, return receipt requested, courier service, overnight mail or personal delivery:

                                    (a)     if to the Company:

                                            EXE Technologies, Inc.
                                            8787 Stemmons Freeway
                                            Dallas, Texas 75247
                                            Attention:  CFO

                                    (b)     if to the Major Stockholders to each
                                            of them:

                                            EXE Technologies, Inc.
                                            8787 Stemmons Freeway
                                            Dallas, Texas 75247

                                    (c)     if to GAP LP or GAP Coinvestment:

                                            c/o General Atlantic Service
                                            Corporation
                                            3 Pickwick Plaza
                                            Greenwich, Connecticut 06830
                                            Attention:  Mr. Stephen A. Denning

                                    (d)     if to the Stockholder, to its, his,
                                            or her address as it appears in
                                            the record books of the Company.

Any party may, by notice given in accordance with this Section 4.2, designate another address or Person for receipt of notices hereunder. All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; and five (5) business days after being deposited in the mail, postage prepaid, if mailed.

                           4.3 SUCCESSORS AND ASSIGNS. This Agreement shall be
binding upon and inure to the benefit of the parties and their respective successors, heirs, legatees and legal representatives. This Agreement is not assignable except in connection with a transfer of Shares in accordance with this Agreement.

                           4.4 AMENDMENT AND WAIVER.

                                (a) No failure or delay on the part of any party
hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

                                (b) Any amendment, supplement or modification of
or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective only if (i) it is made or given in writing, (ii) signed by all the parties thereto, and (iii) only in the specific instance and for the specific purpose for which made or given. Any such amendment, supplement, modification, waiver or consent shall be binding upon the Company, the Major Stockholders, and the Stockholder.

                           4.5 COUNTERPARTS. This Agreement may be executed in
one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

                           4.6 GOVERNING LAW. This agreement shall be governed
and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law of any jurisdiction.

                           4.7 SEVERABILITY. If any one or more of the
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                           4.8 ENTIRE AGREEMENT. This Agreement is intended by
the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits hereto, supersede all prior agreements and understandings between the parties with respect to such subject matter.

                           4.9 TERM OF AGREEMENT. This Agreement shall become
effective upon the execution hereof and shall terminate upon the earlier of: (i) the date on which the Company commences a firm commitment underwritten initial public offering pursuant to an effective Registration Statement filed pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder and (ii) the closing of an acquisition or merger transaction involving the Company in which the Company is not the surviving entity and the stockholders of the Company prior to the transaction own less than 50% of the outstanding stock of the surviving entity; provided, however, that Sections 3 and 4 hereof shall survive termination of this Agreement.

                           4.10 SUCCESSORS AND ASSIGNS, THIRD PARTY
BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Except for the Designees and the Major Stockholders, no person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of any of the rights granted hereunder.

                           4.11 FURTHER ASSURANCES. Each of the parties shall,
and shall cause their respective Affiliates to, execute such instruments and take such action as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Issued as of the 19th day of November, 1999.


                                         EXE TECHNOLOGIES, INC.


                                         By: /s/ Michael Burstein
                                             ----------------------------------
                                         Name: Michael Burstein
                                               --------------------------------
                                         Title: SVP-Chief Financial Officer
                                                -------------------------------

                                         ACKNOWLEDGED AND ACCEPTED:
                                         By: /s/ Gregory Hughes
                                         Name: Gregory W Hughes
                                         Title: Principal

                                         Warrant Holder:

                                         52nd Street Associates
                                         c/o Virginia L. Molino
                                         55 East 52nd Street, 21st Floor
                                         New York, NY 10022
                                         Telephone: 212-446-7000
                                         Fax: 212-759-1954